SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 24, 2005

                             On2 Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                   21 Corporate Drive, Suite 103, New York NY
                12065 (Address, including zip code, and telephone
                         number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 5.05. Amendments to the Registrant's Code of Ethics

On May 25, 2005, the Board of Directors (the "Board") of On2 Technologies, Inc., adopted a new Code of Ethics for Employees and Directors (the "Code"). The Code applies to all employees and directors of On2. On2 believes the Code is reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including: the ethical handling of conflicts of interest; compliance with applicable laws; protection of confidential information; prompt internal reporting of violations of the Code; and accountability for adherence to the Code. The foregoing is a brief summary of the Code and is qualified in its entirety by reference to the Code attached hereto as Exhibit 14.1. The decision to adopt the Code does not relate to any current or previous activities of any director or employee of On2.

      Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

   Exhibit No.                           Description
   -----------                           -----------

       14.1              Code of Ethics for Employees and Directors

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 31, 2005              On2 Technologies, Inc.

                                 By: /s/ Doug McIntyre
                                     ------------------------------
                                 Name: Doug McIntyre
                                 Title: Chairman, President and CEO

                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                               Dated May 31, 2005
                                  EXHIBIT INDEX

    Exhibit Number                           Description
    --------------                           -----------

         14.1                 Code of Ethics for Employees and Directors